U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 1, 2011
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

399 Park Avenue, New York,
New York
(Address of principal executive		10043
offices)		(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 3.03	Material Modifications to Rights of Security Holders.

Item 8.01	Other Events.
     On April 4, 2011, Citigroup Inc. (“Citigroup”) announced the expiration and results of a consent solicitation from the holders of its 6.00% Capital Securities (TruPS®) of Citigroup Capital XI and the termination of ten capital replacement covenants executed by Citigroup in connection with various securities offerings, effective April 1, 2011. A copy of the termination agreement is attached hereto as Exhibit 4.1, and a copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

4.1	Termination of the Capital Replacement Covenants agreement , dated April 1, 2011, between Citigroup Inc. and The Bank of New York Mellon, as Institutional Trustee of Citigroup Capital XI

99.1	Press Release of Citigroup Inc., dated April 4, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: April 4, 2011	By:	/s/ MICHAEL J. TARPLEY
		Name:	Michael J. Tarpley
		Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit
Number
4.1	Termination of the Capital Replacement Covenants agreement , dated April 1, 2011, between Citigroup Inc. and The Bank of New York Mellon, as Institutional Trustee of Citigroup Capital XI

99.1	Press Release of Citigroup Inc., dated April 4, 2011